October 2, 1995


Dear Fellow Shareholders:

We are pleased to provide current information about your Fund for the first nine months of the year:

     The price of the Fund's shares rose from its February, 1995 low of $3.25 to $4.31 per share as of this writing--a 33% increase.

     As of this writing, the net asset value (NAV) of the Fund increased from $4.70 to $5.15 per share since the beginning of this year--a 10% increase.

     The investment performance of the Fund has been achieved by applying a risk-averse investment style--at no point this year have we had more than 50% of our portfolio in equities.

     The market discount of the Fund has narrowed from a high of 30% in February to a current level of 18%--a 40% improvement.

     We are continuing our efforts to maximize shareholder value including the continuation of the share buyback program. To date our share buyback program has enabled us to repurchase 500,000 share of the Fund.

1995 continues to be a good year for the Fund. Based on our performance versus our benchmark indices, we are accomplishing our investment goals. As of 8/31/95 (the most recent available figures), the Morgan Stanley Capital International (MSCI) EAFE Index (an unmanaged index of foreign stocks) was up 4.8%, while the MSCI World Index was up 12.0%. For the same time period, the Fund NAV was up 10.7%. It is interesting to note that these indices are 100% equity indices, while our Fund was never weighted more than 50% in equities during that period. By globally diversifying across different countries and different asset classes this year, we have been able to compete with the returns of our benchmark indices, while maintaining our risk-averse investment style.

Our investment outlook as stated in our Semi-Annual Report has not changed significantly. As of this writing, approximately 46% of the portfolio is in equities, and 44% is in fixed income. The fixed income allocation remains the same, having short maturity bonds to maintain our level of safety and keep our risk exposure low. We continue to remain cautious about the U.S. market. The only change of note is that we have increased our exposure of Japanese equities to 11% of the portfolio.

In our ongoing campaign to improve the Fund, we have made small refinements to benefit the shareholders. The Directors of the Fund have approved the share buyback program for up to an additional 250,000 shares in the fourth quarter of this year. Based on the results of the buyback program to date, the Fund's officers have advised the Board that they will recommend continuation of the share buyback program on these same terms during the following quarter. We will strive to maintain solid investment returns with a keen eye on risk, while continuing to monitor and refine the Fund in our efforts to maximize shareholder value.

The holidays will soon be upon us, so we will take this time to wish you and your families all the best this Holiday Season, and we thank you for your continued support.

                         With kind and personal regards,


                         Diego Veitia
                         Chairman & Chief Investment Officer

P.S. In the next few weeks you will be receiving your annual proxy statement. Be sure to watch for it in the mail.

                ASSET ALLOCATION             TOP FIVE EQUITY POSITIONS
               SEPTEMBER 30, 1995                SEPTEMBER 30, 1995

        US$ BONDS 44%       EQUITIES 46%          NEC Corporation

                                                  Euro Nevada Mining

                                                  Barnett Banks

               Graph                              HSBC Holdings

               Cash & Cash                        Mitsubishi Heavy Industry
             Equivalents 10%

Equity Portfolio Highlight
NEC CORPORATION

Founded in 1899, NEC is a leading international supplier of electronic products that comprise primarily communications systems and equipment, computer and industrial electronic systems, and electron devices.

All of NEC's activities are based on its synergistic business concept of "C&C", the integration of computers and communications.

In Japan, NEC maintains a network of 89 consolidated  subsidiaries,  61 plants, and approximately 420 sales offices. Overseas, NEC's 93 subsidiaries and affiliates in 30 nations operate 40 plants in 18 countries as well as marketing, service, and research and development facilties in 29 countries.*

NEC could experience strong earnings growth this year for three reasons--semiconductors, PC's, and their new strategic alliance. Due to the worldwide shortage of semiconductors, NEC is poised to benefit through its position as the world's second largest supplier of semiconductors. NEC is the largest PC-maker in Japan, and Japanese domestic PC shipments are expected to expand from 3.5 million last year to 13-15 million in the year 2000. Its new strategic alliance with Packard Bell will allow them to cut costs through economies of scale and help penetrate the U.S. computer market.

While the shares of the major electronics companies in the U.S have surged so far through 1995, shares of NEC have not nearly had the rise of their American counterparts. Due to the company's increasing global production, NEC's earnings are less immune to exchange rate fluctuations. Based on the potential for strong earnings growth, and the corresponding slow rise to date in the stock price, we believe that the shares of NEC are undervalued and represent an an attractive growth investment.

*from the 1994 NEC Annual Report

                             SALES BY PRODUCT GROUP

               Semiconductors 21%                 Computers 47%

                                     Graph

               Communications 27%                 Other 5%

ALL SEASONS GLOBAL FUND, INC.

THIRD QUARTER REPORT

SEPTEMBER 30, 1995

DIEGO J. VEITIA
Chairman of the Board and Chief
Investment Officer

ROBERT A. MILLER, PH.D.
Chairman of the Audit
Committee

ADRIAN DAY
Chairman of the
External Review Committee

JEROME F. MICELI
Treasurer

STEPHEN A. SAKER
Secretary

                             DIRECTORS AND OFFICERS

The Directors of the corporation are fiduciaries for the shareholders and are governed by the law of the State of Maryland in this regard. They establish and appoint the officers who conduct the daily business of the corporation.

                         ALL SEASONS GLOBAL FUND, INC.
                        250 Park Avenue South, Suite 200
                           Winter Park, Florida 32789

                              Investment Advisor:
                           VEITIA AND ASSOCIATES, INC.
                            Shareholder Inquiries to:
                            Fund/Plan Services, Inc.
                                  P.O. Box 874
                                  2 Elm Street
                             Conshohocken, PA 19428
                                1 (800) 441-6580